UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Omega Healthcare Investors, Inc.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! OMEGA HEALTHCARE INVESTORS, INC. 303 INTERNATIONAL CIRCLE, SUITE 200 HUNT VALLEY, MD 21030 OMEGA HEALTHCARE INVESTORS, INC. 2023 Annual Meeting Vote by June 4, 2023 11:59 PM ET You invested in OMEGA HEALTHCARE INVESTORS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 5, 2023. Vote Virtually at the Meeting* June 5, 2023 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/OHI2023 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V02042-P90828 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V02043-P90828 1. Election of Directors Nominees: 1c. Dr. Lisa C. Egbuonu-Davis 1a. Kapila K. Anand 1d. Barbara B. Hill 1b. Craig R. Callen 1e. Kevin J. Jacobs 1f. C. Taylor Pickett 1g. Stephen D. Plavin 1h. Burke W. Whitman 2. Ratification of Independent Auditors Ernst & Young LLP for fiscal year 2023. 3. Approval, on an Advisory Basis, of Executive Compensation. 4. Advisory Vote on Frequency of Advisory Votes on Executive Compensation. 5. Approval of Amendment to the Omega Healthcare Investors, Inc. 2018 Stock Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For 1 Year